EXHIBIT 99.3

GENFLAT INC.

Consolidated Financial Statements

June 30, 2023 and 2022

Report of Independent Registered Public Accounting Firm

To the shareholders and the board of directors of GenFlat, Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of GenFlat, Inc. as of June 30, 2023 and 2022, the related statements of operations, stockholders' equity (deficit), and cash flows for the years then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of June 30, 2023 and 2022, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States.

Substantial Doubt about the Company’s Ability to Continue as a Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has suffered recurring losses from operations and has a significant accumulated deficit. In addition, the Company continues to experience negative cash flows from operations. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/S/ BF Borgers CPA PC

BF Borgers CPA PC (PCAOB ID 5041)

We have served as the Company's auditor since 2023

Lakewood, CO

December 27, 2023

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GENFLAT INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED JUNE 30, 2023 AND 2022

NOTE 1 – NATURE OF BUSINESS AND ORGANIZATION

Genflat, Inc. (“Genflat” or the “Company”) was incorporated on July 25, 2022, under the laws of Delaware to develop a collapsible marine shipping container.

On October 31, 2022, the Company entered into an Acquisition Agreement (the “Agreement”) with Collapsible Revolution, LLC, (“CR”) a Wyoming limited liability company formed in December 2020. Pursuant to the Agreement, the members of CR transferred all CR’s issued and outstanding membership interests to the Company and such interests were converted into and exchanged for shares of the Company’s common stock, equaling upon completion of this Exchange ninety percent (90%) of the issued and outstanding capital stock of the Company. Prior to the Agreement, the Company’s current shareholders owned 1,000,000 shares to the Company’s common stock and CR’s members received a prorated share of a total of 9,000,000 of the Company’s common stock after the exchange such that the Company will then have a total of 10 million shares outstanding. Following the Agreement, CR became the wholly owned subsidiary of the Company. The Agreement was accounted for as a reverse merger transaction the (“Reverse Merger”).

In 2021, Collapsible Revolution, LLC created a subsidiary, Sub Oceanic Genflat LLC, in the state of Utah.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation and Consolidation

The accompanying consolidated financial statements and related notes have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and in accordance with the rules and regulations of the United States Securities and Exchange Commission (the “SEC”). The Company’s fiscal year end is June 30.

The consolidated financial statements of the Company include the accounts of its wholly owned subsidiaries. The Company’s wholly owned subsidiaries are Collapsible Revolution, LLC and Sub Oceanic Genflat LLC. All intercompany transactions and balances have been eliminated in consolidation.

The Reverse Merger was accounted for as a reverse recapitalization in accordance with U.S. GAAP. Under this method of accounting, CR was deemed to be the accounting acquirer for financial reporting purposes. This determination was primarily based on the expectation that, immediately following the Reverse Merger: (i) CR’s equity holders own a substantial majority of the voting rights in the combined company; (ii) CR’ largest equity holders retain the largest interest in the combined company; (iii) CR designated a majority (six of eight) of the initial members of the board of directors of the combined company; and (iv) CR’s executive management team became the management team of the combined company.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the balance sheet. The Company uses significant judgements when making estimates related to the valuation of deferred tax assets and impairment of long-lived assets. Actual results could differ from those estimates.

Cash and Cash Equivalent

Cash and cash equivalents include cash on hand, demand deposits with banks and liquid investments with an original maturity of three months or less.

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Long-lived Assets

The Company amortizes acquired definite-lived intangible assets over their estimated useful lives. Other indefinite-lived intangible assets are not amortized but subject to annual impairment tests. In accordance with ASC 360 “Property Plant and Equipment,” the Company reviews the carrying value of intangibles subject to amortization and long-lived assets for impairment at least annually or whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.

Recoverability of long-lived assets is measured by comparison of its carrying amount to the undiscounted cash flows that the asset or asset group is expected to generate. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the property, if any, exceeds its fair market value.

Revenue Recognition

The Company follows the guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 606, Revenue from Contracts with Customers (the “new revenue standard”) to all contracts using the modified retrospective method.

Revenue is recognized based on the following five step model:

•	Identification of the contract with a customer
•	Identification of the performance obligations in the contract
•	Determination of the transaction price
•	Allocation of the transaction price to the performance obligations in the contract
•	Recognition of revenue when, or as, the Company satisfies a performance obligation

Net Income (Loss) Per Share

In accordance with ASC 260 “Earnings per Share,” basic net loss per common share is computed by dividing net loss for the period by the weighted average number of common shares outstanding during the period. Diluted net loss per share is computed by dividing the net loss for the period by the weighted average number of common and common equivalent shares, such as stock options and warrants, outstanding during the period. Such common equivalent shares have not been included in the computation of net loss per share as their effect would be anti-dilutive.

Income Taxes

The Company accounts for income taxes in accordance with ASC 740, which requires an asset and liability approach for financial accounting and reporting for income taxes and allows recognition and measurement of deferred tax assets based upon the likelihood of realization of tax benefits in future years. Under the asset and liability approach, deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Company is able to realize their benefits, or that future deductibility is uncertain.

Tax benefits of uncertain tax positions are recorded only where the position is “more likely than not” to be sustained based on their technical merits. The amount recognized is the amount that represents the largest amount of tax benefit that is greater than 50% likely of being ultimately realized. A liability is recognized for any benefit claimed or expected to be claimed, in a tax return in excess of the benefit recorded in the financial statements, along with any interest and penalty (if applicable) in such excess. The Company has no uncertain tax positions as of June 30, 2023, or 2022.

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Fair Value of Financial Instruments

The carrying value of short-term instruments, including cash, accounts payable and accrued expenses, and notes payable approximate fair value due to the relatively short period to maturity for these instruments.

Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Valuation techniques used to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Company utilizes a three-level valuation hierarchy for disclosures of fair value measurements, defined as follows:

Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2 - inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the assets or liability, either directly or indirectly, for substantially the full term of the financial instruments.

Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value.

The Company does not have any assets or liabilities that are required to be measured and recorded at fair value on a recurring basis.

Stock-Based Compensation

Accounting Standards Codification (“ASC”) 718, “Accounting for Stock-Based Compensation” established financial accounting and reporting standards for stock-based compensation plans. It defines a fair value-based method of accounting for an employee stock option or similar equity instrument. Accordingly, employee share-based payment compensation is measured at the grant date, based on the fair value of the award, and is recognized as an expense over the requisite service period. The valuation of employee stock options is an inherently subjective process, since market values are generally not available for long-term, non-transferable employee stock options. Accordingly, the Black-Scholes option pricing model is utilized to derive an estimated fair value. The Black-Scholes pricing model requires the consideration of the following six variables for purposes of estimating fair value:

Expected Dividends. We have never declared or paid any cash dividends on any of our capital stock and do not expect to do so in the foreseeable future. Accordingly, we use an expected dividend yield of zero to calculate the grant-date fair value of a stock option.

Expected Volatility. The expected volatility is a measure of the amount by which our stock price is expected to fluctuate during the expected term of options granted. We determine the expected volatility solely based upon the historical volatility of a peer group of companies of similar size and with similar operations.

Risk-Free Interest Rate. The risk-free interest rate is the implied yield available on U.S. Treasury zero-coupon issues with a remaining term equal to the option’s expected term on the grant date.

Expected Term. The expected life of stock options granted is based on the actual vesting date and the end of the contractual term.

Stock Option Exercise Price and Grant Date Price of Common Stock. Currently the Company utilizes the most recent cash sale price of its common stock as the most reasonable indication of fair value.

The Company accounts for compensation cost for stock option plans and for share based payments to non-employees in accordance with ASC 505, “Accounting for Equity Instruments Issued to Non-Employees for Acquiring, or in Conjunction with Selling, Goods or Services”. Share-based awards to non-employees are expensed over the period in which the related services are rendered at their fair value.

Research and Development Costs

Research and development costs are expensed as incurred.

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Leases

In February 2016, the FASB issued Accounting Standards Update (“ASU”) No. 2016-02-Leases (Topic 842), which significantly amends the way companies are required to account for leases. Under the updated leasing guidance, some leases that did not have to be reported previously are now required to be presented as an asset and liability on the balance sheet. In addition, for certain leases, what was previously classified as an operating expense must now be allocated between amortization expense and interest expense. The Company elected to adopt this update using the modified retrospective transition method and prior periods have not been restated.

Recent Accounting Pronouncements

The Company does not expect the adoption of recently issued accounting pronouncements to have a significant impact on Company’s results of operations, financial position, or cash flow.

NOTE 3 – GOING CONCERN

These financial statements have been prepared in accordance with generally accepted accounting principles applicable to a going concern, which assumes that the Company will be able to meet its obligations and continue its operations for its next fiscal year. Realization values may be substantially different from carrying values as shown and these financial statements do not give effect to adjustments that would be necessary to the carrying values and classification of assets and liabilities should the Company be unable to continue as a going concern. At June 30, 2023 the Company had not yet achieved consistent profitable operations and expects to incur further losses in the development of its business, all of which raise substantial doubt about the Company’s ability to continue as a going concern. The Company’s ability to continue as a going concern is dependent upon its ability to generate future profitable operations and/or to obtain the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they come due. Management has initiated a formal sales and marketing plan including direct email campaigns, industry events, and business to business digital advertising to generate sales. The Company also intends to raise funds through an equity offering to meet the capital requirements to manufacturer its products. However, there is no assurance of additional funding being available through these plans or other sources.

NOTE 4 - PATENTS

On March 26, 2021, the Company acquired a group of patents related to the container design and functionality for a purchase price of $185,000. The Company paid $60,000 in cash and issued a $125,000 note payable for the transaction. The patents acquired and recognized an as indefinite lived intangible asset.

NOTE 5 – LEASES

The Company maintains an operating lease for its office space. The lease has a remaining term of 7 months. The Company determines if an arrangement is a lease at inception. As the rate implicit in each lease is not readily determinable, the Company uses its incremental borrowing rate based on information available at commencement to determine the present value of the lease payments. Right-of-use assets and lease liabilities are recognized at commencement date based on the present value of lease payments over the lease term. Leases with an initial term of 12 months or less (“short-term leases”) are not recorded on the balance sheet and are recognized on a straight-line basis over the lease term. As of June 30, 2023, and 2022, the amount of right-of-use assets and lease liabilities were $8,011 and $8,127, respectively. Aggregate lease expense for the years ended June 30, 2023, and 2022 was $14,200, respectively.

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NOTE 6 – STOCKHOLDERS’ EQUITY (DEFICIT)

Preferred stock

The Company’s authorized preferred stock consists of 5,000,000 shares of preferred stock, with a par value of $0.001 per share. The Board of Directors is authorized to provide, out of the unissued shares of Preferred Stock, for one or more series of Preferred Stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers, if any, of the shares of such series, and the preferences and relative, participating, optional, or other special rights, if any, and any qualifications, limitations, or restrictions thereof, of the shares of such series, as shall be stated in the resolution or resolutions providing for the issuance of such series adopted by the Board of Directors.

As of June 30, 2023, and 2022, there were no preferred shares issued and outstanding.

Common stock

The Company’s authorized common stock consists of 50,000,000 shares of common stock, with a par value of $0.001 per share. With respect to any series of the Preferred Stock, the holders of the Common Stock shall exclusively possess all voting power. Each holder of shares of Common Stock shall be entitled to one vote for each share held by such holder. Subject to the rights of holders of any series of outstanding Preferred Stock, holders of shares of Common Stock shall have equal rights of participation in the dividends and other distributions in cash, stock, or property of the Company when, as and if declared thereon by the Board of Directors from time to time out of assets or funds of the Company legally available therefor and shall have equal rights to receive the assets and funds of the Company available for distribution to stockholders in the event of any liquidation, dissolution, or winding up of the affairs of the Company, whether voluntary or involuntary.

During the year ended June 30, 2023, the Company sold a total of 273,000 shares of common stock in exchange for cash proceeds of $1,142,000, including $50,000 that was returned to a shareholder in July 2023 with no common shares issued.

During the year ended June 30, 2022, CR received a capital contribution in the amount of $500,000 in cash from an existing member of CR.

NOTE 7 – RELATED PARTY TRANSACTIONS

From time to time, the Company’s CEO paid expenses on behalf of the Company. As of June 30, 2023, and 2022, the Company owed $8,731 in advances the Company’s CEO. The Company’s CEO receives $15,000 per month in consulting fees on a month-to-month basis. The Company’s Chief Operating officer is a family member of the CEO, and receives an annual salary of $150,000.

No member of management has benefited from the transactions with related parties.

NOTE 8 – NOTES PAYABLE

On March 26, 2021, the Company entered into a promissory note agreement with a third party for a total principal of $125,000. The Company will pay 2.5% per annum, compounded annually until the total principal is paid in full. The note has no maturity date and no default interest rate. As of June 30, 2023, and 2022 the balance owed on the note was $125,000. Accrued interest on the note was $7,201 and $3,967 as of June 30, 2023, and 2022.

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NOTE 9 - INCOME TAXES

The Company is subject to United States federal income taxes at an approximate rate of 21%. The components of the income tax provision on the consolidated statements of operations is as follows:

The reconciliation of the provision for income taxes at the United States federal statutory rate compared to the Company’s income tax expense as reported is as follows:

The estimated net operating loss carry forwards of approximately $1,862,411 will be available based on the carryover rules in section 172(a) passed with the Tax Cuts and Jobs Acts.

NOTE 10 – COMMITMENTS AND CONTINGENCIES

In May 2022, CR entered into a consulting agreement with an advisor for consulting services related to public market listing of the Company. The Company paid $20,000 in cash to the consultant, and agreed to pay an additional $20,000 upon filing of a prospectus, $25,000 upon effectiveness of such prospectus, and $25,000 upon public listing of the Company’s shares of common stock. The Company also agreed to issued 10% of the outstanding common shares of the Company to the consultant. The consultant formed Genflat in July 2022, and was its sole officer and Director until the closing of the Reverse Merger. The consultant holds 1,000,000 shares of common stock of the Company that were issued at par value upon formation of Genflat. At the time of the Reverse Merger, the consultant resigned as a Director and officer, and amended the consulting agreement to remove the equity consideration described above.

NOTE 11 – SUBSEQUENT EVENTS

Management has evaluated events through December 18, 2023, the date these financial statements were available for issuance, and determined there were no events requiring disclosures.

Subsequent to June 30, 2023, the Company sold 534,825 shares of common stock for cash proceeds of $2,139,300.

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